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                                                                Exhibit 23.1



                       CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Summary Financial Data", "Selected Financial Data", and "Experts" and to the use of our reports dated March 10, 1997, in the Registration Statement (Form S-4) and related Prospectus of MMI Products, Inc. dated June 13, 1997.

                                       ERNST & YOUNG LLP

Houston, Texas
June 12, 1997